Exhibit 10.3
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 27, 2020 (the “Second Amendment Effective Date”) among ENPRO INDUSTRIES, INC., a North Carolina corporation (the “Parent”), ENPRO HOLDINGS, INC., a North Carolina corporation (“EnPro Holdings”; EnPro Holdings and the Parent, collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Parent and EnPro Holdings, as Domestic Borrowers, the Designated Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Second Amended and Restated Credit Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments.
(a)    The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(b)    The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
(c)    The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(d)    Section 1.01 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“Fairbanks Morse” means Fairbanks Morse, LLC, a North Carolina limited liability company.
“Fairbanks Morse Disposition” means, collectively, (a) the Disposition by EnPro Holdings of one hundred percent (100%) of the Equity Interests of Fairbanks Morse, and (b) the Disposition by Garlock of Canada Ltd. of certain assets and liabilities related to the business conducted by Fairbanks Morse and Garlock of Canada Ltd., in each case pursuant to and in accordance with that certain Membership Interest Purchase Agreement, dated as of December 12, 2019, by and among EnPro Holdings, as seller, Fairbanks Morse, and Arcline FM Holdings, LLC, a Delaware limited liability company, as buyer.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(e)    Each reference to “EEA Financial Institution” in Section 6.25 of the Credit Agreement (including in the heading thereof) is hereby replaced with a reference to “Affected Financial Institution”.
(f)    Section 8.05(e) of the Credit Agreement is amended to read as follows:

(e) the aggregate net book value of all of the assets sold or otherwise disposed of by the Parent and its Restricted Subsidiaries in all such transactions (other than the Fairbanks Morse Disposition (it being understood and agreed that the aggregate net book value of all of the assets sold in connection with the Fairbanks Morse Disposition shall not constitute usage of the Permitted Disposition Amount)) occurring during any fiscal year shall not exceed 10% of Consolidated Total Assets as set forth in the most recent financial statements delivered pursuant to Section 7.01(a) (for any such fiscal year, the “Permitted Disposition Amount”); provided that, the dollar value of the portion of the Permitted Disposition Amount for any fiscal year that is not used by the Loan Parties and their Restricted Subsidiaries in such fiscal year may be carried over and used under this clause (e) in the immediately succeeding fiscal year (but not any subsequent year); provided further that Dispositions in any fiscal year shall be applied against the Permitted Disposition Amount calculated as set forth above in this clause (e) for such fiscal year until such Permitted Disposition Amount is exhausted, prior to being applied against any unused portion of the Permitted Disposition Amount carried over from the immediately preceding fiscal year.

(g)    The reference to “EEA Financial Institutions” in the heading of Section 11.21 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institutions”. Each reference to “EEA Financial Institution” in Section 11.21 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institution”. Each reference to “an EEA Resolution Authority” in Section 11.21 of the Credit Agreement is hereby replaced with a reference to “the applicable Resolution Authority”.
2.Condition Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, and the Administrative Agent.
3.Miscellaneous.
(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Loan Parties do not conflict with any Loan Party’s Organization Documents or any law, agreement or obligation by which any Loan Party is bound.

(ii)    This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.
(d)    The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any Compliance Certificate, Pro Forma Compliance Certificate, Loan Notice or Swing Line Loan Notice furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 3(d)(i), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    Each party hereto acknowledges and agrees to the provisions set forth in Section 11.21 of the Credit Agreement (as amended by this Amendment).
(f)    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.
(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	ENPRO INDUSTRIES, INC.
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
ENPRO HOLDINGS, INC.,
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

GUARANTORS:	APPLIED SURFACE TECHNOLOGY, INC.
a California corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
BELFAB, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
COLTEC INTERNATIONAL SERVICES CO.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
COMPRESSOR PRODUCTS INTERNATIONAL LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ENPRO ASSOCIATES, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK HYGIENIC TECHNOLOGIES, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK INTERNATIONAL INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK OVERSEAS CORPORATION,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK PIPELINE TECHNOLOGIES, INC.,
a Colorado corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GARLOCK SEALING TECHNOLOGIES LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

GARRISON LITIGATION MANAGEMENT GROUP, LTD.,
a North Carolina corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GGB, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
GGB LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
QUALISEAL TECHNOLOGY, LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
STEMCO PRODUCTS, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
TECHNETICS GROUP DAYTONA, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

TECHNETICS GROUP LLC,
a North Carolina limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
TECHNETICS GROUP OXFORD, INC.,
a Delaware corporation
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
LUNAR INVESTMENT, LLC,
a Delaware limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer
LEANTEQ, LLC,
a California limited liability company
By:    /s/ Christopher Ravenburg
Name:    Christopher Ravenberg
Title:    Treasurer

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Ronaldo Naval
Name:    Ronaldo Naval
Title:    Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Charles R. Dickerson
Name:    Charles R. Dickerson
Title:    Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Cavan J. Harris
Name: Cavan J. Harris
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jodie R. Ayres
Name: Jodie R. Ayres
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender
By:    /s/ Robert J. Levins #21435
Name: Robert J. Levins
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Matthew O. Burge
Name: Matthew O. Burge
Title: Senior Vice President

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK,
as a Lender
By:    /s/ Chris Hursey
Name: Chris Hursey
Title: Director

ENPRO INDUSTRIES, INC.
ENPRO HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT